Supplement dated March 19, 2014

Supplement to

MUTUAL OF AMERICA INVESTMENT CORPORATION

Prospectus and Summary Prospectuses

Dated May 1, 2013

Effective on or after April 1, 2014, the Investment Adviser to the Funds, Mutual of America Capital Management Corporation, will convert from a corporation to a limited liability company and will be renamed Mutual of America Capital Management LLC. The conversion will have no material effect on the Funds.

The Mutual of America Investment Corporation Board of Directors has approved revised Principal Investment Strategies for the All America Fund, the Conservative Allocation Fund, the Moderate Allocation Fund and the Aggressive Allocation Fund, effective May 1, 2014, as discussed below. Resulting changes to the Acquired Fund Fees & Expenses and resulting Total Annual Fund Operating Expenses for the Allocation Funds also are reflected below.

All America Fund

Changes to Principal Investment Strategy. A portion of the Fund’s assets is indexed and a portion is actively managed.

—	Approximately 60% of the Fund’s assets are invested in the 500 common stocks included in the S&P 500® Index to replicate, to the extent practicable, the weightings of such stocks in the Index. The Fund also purchases futures contracts on the S&P 500® Index to invest cash prior to the purchase of common stocks. This will not change.

—	Currently, approximately 40% of the Fund’s assets are managed by the Adviser, with approximately 20% of the Fund’s assets invested in large-cap stocks, approximately 10% invested in small- and mid-cap growth stocks and approximately 10% in small- and mid-cap value stocks. Effective May 1, 2014, approximately 20% of the Fund’s assets will be invested in large and mid-cap growth and value stocks, approximately 10% invested in small-cap growth stocks and approximately 10% in small-cap value stocks

See other side for changes to Allocation Funds.

Allocation Funds

Fees and Expenses of the Allocation Funds. The table below describes the fees and expenses you may pay if you buy and hold Fund shares, currently and as of May 1, 2014. The expenses shown do not include Separate Account expenses which would increase costs if included.

	Current Fees			Revised Fees as of May 1, 2014
	Conservative	Moderate	Aggressive	Conservative	Moderate	Aggressive
	Allocation	Allocation	Allocation Fund	Allocation	Allocation Fund	Allocation
	Fund	Fund		Fund		Fund
Shareholder Fees (fees paid directly from your investment)
	N/A	N/A	N/A	N/A	N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired Fund Fees & Expenses	0.46%	0.38%	0.37%	0.44%	0.37%	0.38%

Total Annual Fund Operating Expenses	0.46%	0.38%	0.37%	0.44%	0.37%	0.38%

Changes to Principal Investment Strategies. The Allocation Funds invest both in equity and fixed income shares of other funds of the Investment Company (“IC Funds”). Effective May 1, 2014, the target allocation among the IC Funds for each of the Allocation Funds will change, as follows:

Underlying Funds	Current Target Allocations			Revised Target Allocations as of May 1, 2014
	Conservative	Moderate	Aggressive	Conservative	Moderate	Aggressive
	Allocation	Allocation	Allocation	Allocation	Allocation	Allocation
	Fund	Fund	Fund	Fund	Fund	Fund
Equity Index Fund	25%	35%	45%	25%	35%	35%
Mid-Cap Equity Index Fund	0%	15%	20%	5%	15%	20%
Small Cap Growth Fund	0%	0%	5%	0%	0%	5%
Small Cap Value Fund	0%	0%	5%	0%	0%	5%
International Fund	0%	0%	0%	5%	10%	15%

Total Equity Funds	25%	50%	75%	35%	60%	80%

Bond Fund	30%	30%	25%	30%	25%	20%
Mid-Term Bond Fund	45%	20%	0%	35%	15%	0%

Total Fixed Income	75%	50%	25%	65%	40%	20%

Total	100%	100%	100%	100%	100%	100%

All target allocations are approximate and may vary from time to time.